                                                                    EXHIBIT 10.2

                        KOLL MANAGEMENT SERVICES, INC.

                                FIRST AMENDMENT
                              TO CREDIT AGREEMENT


          This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of January 16, 1995 and entered into by and among KOLL MANAGEMENT SERVICES, INC., a Delaware corporation ("Company"), THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF ("Lenders") and BANKERS TRUST COMPANY, as agent ("Agent"), and is made with reference to that certain Credit Agreement dated as of November 23, 1994 by and among Company, Lenders and Agent (the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                   RECITALS

          WHEREAS, Company, Lenders and Agent have entered into the Credit Agreement;

          WHEREAS, Company proposes to modify and amend certain of the terms and provisions of the Credit Agreement and, in response to Company's proposals, Lenders are willing to agree to only such amendments as are set forth herein, upon the terms and conditions set forth herein;

          NOW, THEREFORE, subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

          SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

          Section 7.4 of the Credit Agreement is hereby amended by:

          (i)   deleting the term "and" from the end of clause (viii) thereof;

          (ii) replacing the period at the end of clause (ix) thereof with "; and"; and

          (iii) adding thereto the following clause in the appropriate numerical order:

               "(x) Company and its Subsidiaries may become and remain liable with respect to that certain lease guaranty dated as of January 12, 1995 by Company, with respect to that certain lease dated as of November 15, 1994 between Koll Corporate Associates, as lessor, and The Koll Company, as lessee."

          SECTION 2.  COMPANY'S REPRESENTATIONS, WARRANTIES
                      AND COVENANTS

          In order to induce Lenders and Agent to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents, warrants and covenants to Lenders and Agent that the following statements are and will be, after giving effect to this Amendment, true, correct and complete on and as of the date hereof and, to the extent provided below, any subsequent dates specified below:

          A. ORGANIZATION AND POWERS. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated hereby and to perform its obligations under the Credit Agreement as amended by this Amendment (the "Amended Agreement").

          B. AUTHORIZATION OF AGREEMENT. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action by Company. This Amendment has been duly executed and delivered by Company.

          C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) except as would not have a Material Adverse Effect, violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) except as would not have a Material Adverse Effect, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

          D. CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body or other Person.

          E. BINDING OBLIGATION. This Amendment and the Amended Agreement are the legally valid and binding obligations of Company, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof, to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date.

          G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

          SECTION 3.  MISCELLANEOUS

          A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the Notes and the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended or waived by this Amendment, the terms, conditions and provisions of the Credit Agreement and the Notes and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, (x) constitute a waiver or modification of any provision of, or operate as a waiver of any right, power or remedy of Lenders or Agent under, the Credit Agreement or any of the Notes or other Loan Documents or (y) prejudice any right or remedy that Lenders or Agent may now have or may have in the future under or in connection with the Credit Agreement or any instrument or agreement referred to therein.

          B. EXECUTION IN COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. This Amendment shall become effective as of the date hereof upon the execution of counterparts hereof by Company and Requisite Lenders and the delivery of such executed counterparts (or telecopy facsimiles of such executed counterparts) to Agent.

          C. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          D. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.


                  [Remainder of Page Intentionally Left Blank]

          WITNESS the due execution of this Amendment by the respective duly authorized officers of the undersigned as of the date first above written.

                                       KOLL MANAGEMENT SERVICES, INC.


                                       By __________________________
                                       Title _______________________



                                       BANKERS TRUST COMPANY,
                                       individually and as Agent



                                       By __________________________
                                       Title _______________________



                                       BERLINER HANDELS- UND
                                       FRANKFURTER BANK



                                       By __________________________
                                       Title _______________________



                                       By __________________________
                                       Title _______________________

                                      S-1